UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

KYTHERA BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35663	03-0552903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27200 West Agoura Road,

Calabasas, California 91301

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (818) 587-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On May 12, 2014, KYTHERA Biopharmaceuticals, Inc. issued a press release announcing that it has submitted a New Drug Application (“NDA”) to the U.S. Food and Drug Administration for ATX-101 (deoxycholic acid) as an injectable treatment for the reduction of submental fat, which commonly presents as a double chin. Positive and consistent results from two pivotal Phase III trials — REFINE-1 and REFINE-2 — were reported in late 2013 and provide the basis for the NDA submission. In these trials, the majority of ATX-101 patients had a visible reduction in fat under the chin and reported significant improvement in the visual and emotional impact of treatment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 12, 2014	KYTHERA BIOPHARMACEUTICALS, INC.

		By:	/s/ John W. Smither
John W. Smither
Chief Financial Officer

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